EXHIBIT 99.1

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Seaglass Holding Corp.
(An Exploration Stage Company)
Montoursville, Pennsylvania

We have audited the accompanying balance sheet of Seaglass Holding Corp. (An Exploration Stage Company) (a wholly-owned subsidiary of Colorado Rare Earths, Inc.) (the “Company”) as of December 14, 2010 and the related statements of operations, stockholders’ equity and cash flows for the period from December 10, 2010 (Date of Inception) to December 14, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Seaglass Holding Corp. as of December 14, 2010, and the results of its operations and its cash flows for the period from December 10, 2010 (Date of Inception) to December 14, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Seaglass Holding Corp. will continue as a going concern. As discussed in Note 2 to the financial statements, Seaglass Holding Corp. has not yet established an ongoing source of revenues to cover its operating costs, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classifications of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

/s/ GBH CPAs, PC

GBH CPAs, PC
www.gbhcpas.com
Houston, Texas
July 5, 2011

SEAGLASS HOLDING CORP.
(An Exploration Stage Company)
Balance Sheet

ASSETS

December 14,
2010
CURRENT ASSETS

Cash	$-

Total Current Assets	-

OTHER ASSETS

Mineral properties	18,315

Total Other Assets	18,315

TOTAL ASSETS	$18,315

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses	$-
Related party payable	962

Total Current Liabilities	962

STOCKHOLDERS' EQUITY

Common stock, 10,000,000 shares authorized
at par value of $0.001; 5,900,000
shares issued and outstanding	5,900
Additional paid-in capital	12,415
Deficit accumulated during the exploration stage	(962)

Total Stockholders' Equity	17,353

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,315

The accompanying notes are an integral part of these financial statements.

SEAGLASS HOLDING CORP.
(An Exploration Stage Company)
Statement of Operations

From Inception
on December 10,
2010 Through
December 14,
2010

REVENUES	$-

OPERATING EXPENSES

General and administrative	962

Total Operating Expenses	962

LOSS FROM OPERATIONS	(962)
PROVISION FOR INCOME TAXES	-

NET LOSS	$(962)

The accompanying notes are an integral part of these financial statements.

SEAGLASS HOLDING CORP.
(An Exploration Stage Company)
Statement of Stockholders' Equity

				Deficit
				Accumulated
			Additional	During the
	Common Stock		Paid-in	Exploration
	Shares	Amount	Capital	Stage	Total

Balance at inception on December 10, 2010	-	$-	$-	$-	$-

Common stock issued for mineral properties	5,900,000	5,900	12,415	-	18,315

Net loss from inception through
December 14, 2010	-	-	-	(962)	(962)

Balance, December 14, 2010	5,900,000	$5,900	$12,415	$(962)	$17,353

The accompanying notes are an integral part of these financial statements.

SEAGLASS HOLDING CORPORATION
(An Exploration Stage Company)
Statement of Cash Flows

From Inception
on December 10,
2010 Through
December 14,
2010
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(962)
Adjustments to reconcile net loss to
net cash used in operating activities:
Changes to operating assets and liabilities:
Increase in related party payable	962

Net Cash Used in Operating Activities	-

CASH FLOWS FROM INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES	-

NET INCREASE (DECREASE) IN CASH	-
CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$-

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-
Income Taxes	$-

NON CASH INVESTING AND FINANCING ACTIVITIES:

Common stock issued for mineral properties	$18,315

The accompanying notes are an integral part of these financial statements.

SEAGLASS HOLDING CORP.
 (An Exploration Stage Company)
Notes to Financial Statements
December 14, 2010

NOTE 1 – NATURE OF OPERATIONS

Seaglass Holding Corp. (“Seaglass” or the “Company”) was incorporated in Nevada on December 10, 2010, to engage in acquisition and exploration of mineral properties in the State of Colorado. The Company is an “exploration stage company” as defined in the ASC Topic Accounting and Reporting by Development Stage Companies. The Company was formed to establish its plan of operation, which had not yet commenced on December 14, 2010. Accordingly, no revenues were earned during the period from December 10, 2010 (date of inception) to December 14, 2010.

On December 15, 2010, the Company was acquired by Calypso Media Services Group, Inc., a Delaware corporation (“Calypso”).  Calypso’s principal business objective was offering a full line of advertising services to manufacturers, distributors and dealers across the United States and Canada The Company owned certain mining and/or mineral leases and/or claims located in Gunnison County, Colorado, Freemont County, Colorado and Custer County, Colorado.  The acquisition was structured as a triangular merger whereby Seaglass merged with Calypso Merger, Inc., a newly formed, wholly-owned subsidiary of Calypso Media Services Group, Inc. created solely for the purpose of facilitating the acquisition.  Seaglass became the surviving corporate entity as a wholly-owned subsidiary of Calypso and Calypso Merger, Inc. was dissolved.

Pursuant to the terms of the agreement, the stockholders of Seaglass exchanged 100% of the outstanding common stock of Seaglass for 5,900,000 unregistered shares of Calypso’s authorized, but previously unissued common stock, on a one share for one share basis.  The Company evaluated the substance of the merger in accordance with ASC 805 and has determined that because Calypso was the combining entity whose relative size was significantly larger than Seaglass and Calypso paid a premium over the pre-combination fair value of the equity interests of Seaglass, Seaglass was the acquiree and Calypso was the acquirer.

NOTE 2 – GOING CONCERN

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements, prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America, include the assets, liabilities, revenues, expenses and cash flows of the Company.

SEAGLASS HOLDING CORP.
 (An Exploration Stage Company)
Notes to Financial Statements
December 14, 2010

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates
In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses in the statement of operations. Actual results could differ from those estimates.

Mineral Property Acquisition Costs
The costs of acquiring mineral properties are capitalized and amortized over the estimated units of production following the commencement of production or expensed if it is determined that the mineral property has no future economic value or the properties are sold or abandoned. Cost includes cash consideration and the fair market value of shares issued on the acquisition of mineral properties. Properties acquired under option agreements, whereby payments are made at the discretion of the Company, are recorded at such time as the payments are made.

The recoverable amounts for mineral properties is dependent upon the existence of economically recoverable reserves; the acquisition and maintenance of appropriate permits, licenses and rights; the ability of the Company to obtain financing to complete the exploration and development of the properties; and upon future profitable production or alternatively upon the Company’s ability to recover its spent costs from the sale of its interests. The amounts recorded as mineral properties reflect actual costs incurred and are not intended to express present or future values.

The capitalized amounts may be written down if potential future cash flows, including potential sales proceeds, related to property are estimated to be less than the carrying value of the property. Management of the Company reviews the carrying value of each mineral property interest quarterly, and whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Reductions in the carrying value of each property would be recorded to mark the carrying value to fair value.

Exploration and Development Costs
Exploration costs are expensed as incurred. When it is determined that a mining deposit can be economically and legally extracted or produced based on established proven and probable reserves, further exploration costs and development costs incurred after such determination will be capitalized. The establishment of proven and probable reserves is based on results of final feasibility studies which indicate whether a property is economically feasible. Upon commencement of commercial production, capitalized costs will be transferred to the appropriate asset category and amortized over the estimated units of production.

Fair Value of Financial Instruments and Derivative Financial Instruments
The carrying amounts of current liabilities approximate fair value due to the short maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. The Company does not hold or issue financial instruments for trading purposes, nor does it utilize derivative instruments in the management of foreign exchange, commodity price, or interest rate market risks.

Income Taxes
The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The charge for taxation is based on the results for the year as adjusted for items that are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Recently Issued Accounting Pronouncements
The Company has evaluated recent accounting pronouncements and their adoption has not had, or is not expected to have, a material impact on the Company’s financial position or results from operations.

SEAGLASS HOLDING CORP.
 (An Exploration Stage Company)
Notes to Financial Statements
December 14, 2010

NOTE 4 – RELATED PARTY TRANSACTIONS

The Company has a payable due to a shareholder for $962 for incorporation costs.  The payable is non-interest bearing and due upon demand.

On December 10, 2010, the Company exchanged 5,900,000 shares of common stock with its principal shareholders for mining claims.  The claims were valued at the principal shareholders’ historical cost in the properties, totaling $18,315.

NOTE 5 – INCOME TAXES

The Company’s provision for income taxes was $0 for the period from inception on December 10, 2010 through December 14, 2010 since the Company incurred net operating losses which have a full valuation allowance. ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a full valuation allowance equal to the deferred tax asset has been recorded. The total deferred tax asset is calculated by multiplying a 15% marginal tax rate by the cumulative Net Operating Loss (“NOL”) of $962. The total valuation allowance is equal to the total deferred tax asset.  The valuation allowance increased by $144 from $-0- to $144 for the period from inception on December 10, 2010 through December 14, 2010.

The tax effects of significant items comprising the Company's net deferred taxes as of December 14, 2010 were as follows:

2010
Cumulative NOL	$962

Deferred Tax assets:
Net operating loss carry forwards	144
Valuation allowance	(144)
$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of 15% to pretax income from continuing operations the period from inception on December 10, 2010 through December 14, 2010 due to the following:

2010
Income tax benefit at U. S. federal statutory rates:	(144)
Change in valuation allowance	144
$-

The Company applies the provisions of ASC 740-10 to deferred tax assets or liabilities.  The Company did not identify any material uncertain tax positions on returns that have been filed or that will be filed.  The Company did not recognize any interest or penalties for unrecognized tax benefits during the period from inception on December 10, 2010 through December 14, 2010, nor was any interest or penalties accrued.

The Company has had transactions in its common stock.  Such transactions may have resulted in a change in the Company's ownership, as defined in the Internal Revenue Code Section 382.  Such change may result in an annual limitation on the amount of the Company's taxable income that may be offset with its net operating loss carry forwards. The Company has not evaluated the impact of Section 382, if any, on its ability to utilize its net operating loss carry forwards in future years.

NOTE 6 - COMMITMENTS & CONTINGENCIES

Litigation
The Company may be involved from time to time in ordinary litigation that will not have a material effect on its operations or finances. The Company is not aware of any pending or threatened litigation against the Company or the Company's officers and directors in their capacity as such that could have a material impact on the Company's operations or finances.

NOTE 7 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, Company management reviewed all material events through the date these financial statements were issued and there are no material subsequent events to report, except as disclosed in Note 1 - Nature of Operations.
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